EXHIBIT 4.1
   NUMBER                                                              SHARES
------------                                                        ------------
    -17-
------------                                                        ------------


                            XIT SOLUTIONS.COM. INC.
                 25,000,000 Shares Autorized, Par Value $0.0001
               Incorporated under the laws of the State of Nevada


This Certifies that _____________________________________________________ is the
registered holder of _____________________________________________________shares of the above Corporation, fully paid and non-assessable and transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___________ day of ___________ A.D. ___________


______________________________                    ______________________________
            President                                       Secretary


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     For Value Received, _____ hereby sell, assign and transfer unto ___________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

            Dated ___________
              In presence of                     __________________________
       _____________________________

                    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                    UPON THE FACE  OF  THE  CERTIFICATE,  IN
                    EVERY PARTICULAR, WITHOUT ALTERATION  OR
                    ENLARGEMENT,  OR  ANY  CHANGE  WHATEVER.


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